                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

--------------------------------------------------------------------------------


                                    FORM 8-K


                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of report (Date of earliest event reported): OCTOBER 27, 1999
                               (OCTOBER 12, 1999)

                          GAYLORD ENTERTAINMENT COMPANY
             (Exact name of registrant as specified in its charter)

                                    DELAWARE
         (State or other jurisdiction of incorporation or organization)

             1-13079                                      73-0664379
     (Commission File Number)            (I.R.S. employer identification number)


     ONE GAYLORD DRIVE, NASHVILLE, TENNESSEE                          37214
     (Address of principal executive offices)                      (Zip Code)


                                 (615) 316-6000
              (Registrant's Telephone Number, Including Area Code)


                -------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

ITEM  2.  ACQUISITION OR DISPOSITION OF ASSETS.

         On October 12, 1999, the Registrant consummated the transactions contemplated by an Agreement and Plan of Merger, dated as of April 9, 1999 (as amended, the "Agreement"), whereby CBS Corporation ("CBS") acquired the Registrant's interest in the entities that own television station KTVT-TV located in Dallas-Fort Worth (the "KTVT Disposition"). The Registrant received shares of CBS Series B Participating Preferred Stock that are convertible into 10,141,691 shares of CBS Common Stock and certain other consideration described in the Agreement.


         The foregoing summary description of the Agreement and the transactions contemplated by the Agreement is qualified in its entirety by reference to the full text of the Agreement, a copy of which is annexed as Exhibit 2 to the Registrant's Report on Form 8-K as filed with the Securities and Exchange Commission on April 19, 1999 (the "Prior Report on Form 8-K"), a First Amendment to the Agreement, a copy of which is annexed as an exhibit to a filing by CBS with the Securities and Exchange Commission and incorporated by reference as
Exhibit 2 hereto, an Amended and Restated Tax Matters Agreement, a copy of which is annexed as an exhibit to a filing by CBS with the Securities and Exchange Commission and incorporated by reference as Exhibit 10 hereto, and press releases by the Registrant, copies of which are annexed as Exhibit 99 to the Registrant's Prior Report on Form 8-K and as Exhibit 99 hereto, each of which is incorporated herein by this reference.


ITEM  7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (b)      Unaudited Pro Forma Condensed Consolidated Financial
                  Statements.

                  (i) Unaudited Pro Forma Condensed Consolidated Statements of Income of the Registrant for the year ended December 31, 1998 and for the six months ended June 30, 1999, giving effect to the KTVT Disposition as if such disposition had occurred as of the beginning of the periods presented; and


                  (ii) Unaudited Pro Forma Condensed Consolidated Balance Sheet of the Registrant as of June 30, 1999, giving effect to the KTVT Disposition as of June 30, 1999.

         The accompanying Unaudited Pro Forma Condensed Consolidated Statements of Income for the six month period ended June 30, 1999 and for the year ended December 31, 1998 are presented as if the KTVT Disposition had occurred on January 1, 1999 and January 1, 1998, respectively. The Unaudited Pro Forma Condensed Consolidated Balance Sheet is presented as if the KTVT Disposition had occurred on June 30, 1999. These pro forma financial statements are presented for illustrative purposes only and may not be indicative of the actual results of operations or financial position that would have been obtained if the KTVT Disposition had occurred on such dates or that may be realized in the future. In the opinion of the Company's management, all adjustments considered necessary for a fair presentation of the pro forma data have been made. The results of operations for the interim period are not necessarily indicative of the operating results for the full year. The pro forma information should be read in conjunction with the audited consolidated financial statements and the notes thereto and Management's Discussion and Analysis of Financial Condition and Results of Operations included in the Company's Annual Report on Form 10-K for the year ended December 31, 1998.

                          GAYLORD ENTERTAINMENT COMPANY
         UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF INCOME
                      FOR THE YEAR ENDED DECEMBER 31, 1998
                  (AMOUNTS IN THOUSANDS, EXCEPT PER SHARE DATA)

                                                         Adjustments
                                                          to Reflect
                                                            Removal
                                                           of KTVT
                                            Historical    Operations        Pro Forma
                                               Data         (1)(2)            Data
                                            ---------      --------         ---------
Revenues                                    $ 524,475      $(51,636)        $ 472,839
Operating expenses:
    Operating costs                           315,077       (22,077)          293,000
    Selling, general and administrative       123,681        (9,498)          114,183
    Depreciation and amortization              42,784        (2,232)           40,552
                                            ---------      --------         ---------
        Operating income                       42,933       (17,829)           25,104
Interest expense                              (30,031)           --           (30,031)
Interest income                                25,606            --            25,606
Other gains and losses                         11,359            --            11,359
                                            ---------      --------         ---------
Income before provision for
    income taxes                               49,867       (17,829)           32,038
Provision for income taxes                     18,673        (6,864)(3)        11,809
                                            ---------      --------         ---------
    Net income                              $  31,194      $(10,965)        $  20,229
                                            =========      ========         =========

Pro forma net income per share                                              $    0.62
                                                                            =========
Pro forma weighted average shares outstanding                                  32,805
                                                                            =========
Pro forma net income per share - assuming dilution                          $    0.61
                                                                            =========
Pro forma weighted average shares outstanding - assuming dilution              33,158
                                                                            =========


(1) The pro forma adjustments reflect the removal of the results of operations of KTVT from the Company's results of operations for the year ended December 31, 1998.
(2) The pro forma adjustments do not include a $290,000 nonrecurring gain, net of deferred taxes, related to the disposal of KTVT as of January 1, 1998.
(3) Reflects the adjustment of income tax expense to the expected effective tax rates.

                          GAYLORD ENTERTAINMENT COMPANY
         UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF INCOME
                     FOR THE SIX MONTHS ENDED JUNE 30, 1999
                  (AMOUNTS IN THOUSANDS, EXCEPT PER SHARE DATA)

                                                         Adjustments
                                                          to Reflect
                                                            Removal
                                                           of KTVT
                                            Historical    Operations        Pro Forma
                                               Data         (1)(2)            Data
                                            ---------      --------         ---------
Revenues                                    $ 241,501      $(23,975)        $ 217,526
Operating expenses:
    Operating costs                           156,254       (11,541)          144,713
    Selling, general and administrative        62,072        (4,715)           57,357
    Depreciation and amortization              24,398        (1,332)           23,066
                                            ---------      --------         ---------
        Operating income                       (1,223)       (6,387)           (7,610)
Interest expense                               (7,018)           --            (7,018)
Interest income                                 1,394            --             1,394
Other gains and losses                        130,268            --           130,268
                                            ---------      --------         ---------
Income before provision for
    income taxes                              123,421        (6,387)          117,034
Provision for income taxes                     42,971        (2,459)(3)        40,512
                                            ---------      --------         ---------
    Net income                              $  80,450      $ (3,928)        $  76,522
                                            =========      ========         =========

Pro forma net income per share                                              $    2.33
                                                                            =========
Pro forma weighted average shares outstanding                                  32,813
                                                                            =========
Pro forma net income per share - assuming dilution                          $    2.31
                                                                            =========
Pro forma weighted average shares outstanding - assuming dilution              33,113
                                                                            =========

(1) The pro forma adjustments reflect the removal of the results of operations of KTVT from the Company's results of operations for the six months ended June 30, 1999.
(2) The pro forma adjustments do not include a $285,000 nonrecurring gain, net of deferred taxes, related to the disposal of KTVT as of January 1, 1999.
(3) Reflects the adjustment of income tax expense to the expected effective tax rates.

                          GAYLORD ENTERTAINMENT COMPANY
            UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
                                  JUNE 30, 1999
                             (AMOUNTS IN THOUSANDS)

                                                        Adjustments   Adjustments
                                                         to Remove     to Record
                                          Historical      KTVT Net    Disposition   Pro Forma
                                             Data        Assets(1)    Proceeds(1)      Data
                                          ----------     ---------    -----------   ----------
Cash                                      $   11,255     $     --      $  4,200     $   15,455
Trade receivables, net                        89,931           --            --         89,931
Other current assets                          73,998       (3,371)          600         71,227
                                          ----------     --------      --------     ----------
    Total current assets                     175,184       (3,371)        4,800        176,613
Property and equipment, net                  597,328      (19,998)           --        577,330
Intangible assets, net                       117,302           --            --        117,302
Investments                                   82,570           --       485,000        567,570
Long-term notes receivable                    36,768           --            --         36,768
Other assets                                  36,759       (1,904)        5,400         40,255
                                          ----------     --------      --------     ----------
    Total assets                          $1,045,911     $(25,273)     $495,200     $1,515,838
                                          ==========     ========      ========     ==========
Current portion of long-term debt         $    1,125     $     --      $     --     $    1,125
Accounts payable and accrued expenses         93,138        3,881         2,800         99,819
                                          ----------     --------      --------     ----------
    Total current liabilities                 94,263        3,881         2,800        100,944
Long-term debt                               272,011           --            --        272,011
Deferred income taxes                         51,146           --       177,025        228,171
Other liabilities and minority interest       35,914       (1,959)        5,400         39,355
Stockholders' equity                         592,577           --       282,780        875,357
                                          ----------     --------      --------     ----------
    Total liabilities and
      stockholders' equity                $1,045,911     $  1,922      $468,005     $1,515,838
                                          ==========     ========      ========     ==========


(1) These pro forma adjustments reflect the removal of the financial position of KTVT from the Company's reported financial position and the recognition of a gain based upon the disposal of KTVT. The gain on the disposal of KTVT is calculated as follows:

Consideration received:
     CBS convertible preferred stock                      $     485,000
     Advertising rights                                           6,000
     Cash                                                         4,200
     Direct selling costs                                        (2,200)
                                                          -------------
          Total consideration                                                  493,000

Net assets of KTVT                                              (35,018)
Assets retained by the Company                                   19,390
Liabilities retained by the Company                             (11,567)
                                                          -------------
          Net assets of KTVT acquired by CBS                                   (27,195)
          Gain deferral related to advertising rights                           (6,000)
                                                                         -------------
          Pretax gain on disposal                                              459,805
          Deferred income taxes                                               (177,025)
                                                                         -------------
          Gain on disposal, net of deferred taxes                        $     282,780
                                                                         =============

         (c) The exhibits to this report are listed in the Index to Exhibits set forth herein.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                          GAYLORD ENTERTAINMENT COMPANY



                                          By:     /s/  THOMAS J. SHERRARD
                                             ---------------------------------
                                                    Thomas J. Sherrard
                                                         Secretary
October 27, 1999

                               INDEX TO EXHIBITS

        Exhibit
        Number              Description
        ------              -----------


         2+ First Amendment to the Agreement and Plan of Merger, dated as of October 8, 1999, by and among the Registrant, Gaylord
                  Television Company, Gaylord Communications, Inc., CBS
                  Corporation, CBS Dallas Ventures, Inc. and CBS Dallas Media,
                  Inc. is incorporated by reference to Exhibit 2.3 to the Registration Statement on Form S-3 of CBS Corporation, as filed with the Securities and Exchange Commission on October
                  12, 1999.

         10       Amended and Restated Tax Matters Agreement, dated as of
                  October 8, 1999, by and among the Registrant, Gaylord
                  Television Company, Gaylord Communications, Inc. and CBS
                  Corporation is incorporated by reference to Exhibit 2.4 to the Registration Statement on Form S-3 of CBS Corporation, as filed with the Securities and Exchange Commission on October
                  12, 1999.

         99       Press Release issued by the Registrant on October 12, 1999.

----------------
+ As directed by Item 601(b)(2) of Regulation S-K, certain schedules and exhibits to this exhibit are omitted from this filing. Registrant agrees to furnish supplementally a copy of any omitted schedule or exhibit to the Commission upon request.